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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2005

                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-19848                 75-2018505
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

                2280 N. Greenville Avenue
                     Richardson, Texas                              75082
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         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.


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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 8, 2005, Fossil, Inc. issued a press release announcing financial results for the quarter ended October 1, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Current Report and the accompanying exhibit are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

99.1 Press Release, dated November 8, 2005, announcing financial results for the quarter ended October 1, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2005

                                            FOSSIL, INC.

                                            By:    /s/ Mike L. Kovar
                                                   -----------------------------
                                            Name:  Mike L. Kovar
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
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99.1          Press Release, dated November 8, 2005, announcing financial results for the quarter ended October 1, 2005.

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